As filed with the Securities and Exchange Commission on November 21, 2008

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS

Three Canal Plaza, Suite 600

Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer

Three Canal Plaza, Suite 600

Portland, Maine 04101

207-347-2000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2007 – September 30, 2008

ITEM 1. REPORT TO STOCKHOLDERS.

Annual Report

September 30, 2008

I Shares Class

Investor Class

GRISANTI BROWN VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2008

We are pleased to present the Grisanti Brown Value Fund annual report from October 1, 2007 through September 30, 2008. What follows is a description of some of the market actions that occurred and some of the portfolio decisions we made for the Fund during this time period.

Fear cannot be without hope nor hope without fear. – Spinoza

The past several weeks have no equal in the memories of anyone currently on Wall Street. Even by the time you receive this letter, it is likely that additional events will have moved the markets in some dramatic fashion. We believe the most important point to communicate with you is our principles for operating in this environment. In the short term, things have never seemed so bad, and the market continues to decline. Again, in the short term, panic and fear are the predominant (or only) emotions moving share prices. While we are long-term investors, we are also mindful that emotions can overwhelm attractive valuations and money can be lost very quickly in the current market. In addition, we do think the investing environment has fundamentally changed in the last few weeks leading to a mass exodus from financially weaker companies. For these reasons, we have a higher than normal cash position, and in the first week of October we have raised more cash by selling positions in those companies whose long term fundamentals we very much like, but whose balance sheets are not investment grade. Because the markets are exhibiting exceptional volatility right now, certain facts in this letter could have changed after the letter’s completion.

But, with that proviso of caution for handling the short term panic, as we write truly great American companies are reaching valuation levels not seen for more than a generation. This is a frightening moment, but two points need to be made. First, it is a “moment” in our financial history. While the mood (and the facts) are awful right now, the question needs to be asked, what do we think they will be like in three to five years? Second, our job is to buy high quality investments at bargain prices. But bargains don’t surface when people are feeling happy, optimistic and wealthy. They occur at terrible times like this. As Warren Buffett said recently when announcing his $3 billion investment in General Electric, he makes money over the long term by being fearful when others are greedy, but also greedy when others are fearful. We recall no more fearful time than now.

Every value manager has a secret dream to own the best managed, most conservatively financed, highest growth companies at cheap prices. Because these companies are normally richly valued, and because we adhere to strict valuation limits on our purchases, we seldom get to own them. Now, though, we are seeing a number of these companies at very attractive valuations. The Fund had a terrible quarter due to a stunning decline in commodity prices affecting several long-time holdings (discussed at length below), but our newest investments – the ones made over the last six months which reflect this movement towards higher growth, better positioned firms – have performed well. The following nine stocks have been bought since April 1st: Target Corp., Sherwin-Williams Co., Calpine Corp., Energizer Holdings, Inc., Fiserv, Inc., Carnival Corp., Charles Schwab Corp., Marriott International, Inc., and WellPoint, Inc. Four of these stocks are actually up during this difficult environment. These companies have good balance sheets, impressive managements, and leading market positions. Most are normally the domain of growth managers, because they typically have both high growth rates and high price earnings ratios, and thus fall outside our valuation parameters. But each had fallen sharply prior to purchase. They may go down more in the short term (in early October they certainly have), and in some cases we have left room to add to positions at even more attractive prices, but our test is where these stocks will sell in three years. If there is any good news in this market, it is that we believe more such opportunities lie ahead. We have some cash and we are awaiting further market dislocation.

As mentioned above – and as is obvious from performance results – the Fund had a miserable quarter. While we do not manage for quarterly performance, it is extremely frustrating to deliver such disappointing results when we have been cautious regarding the credit crisis. Since last year we have had very little financial stock exposure, and we sold our last credit sensitive financial, AIG, in the high 20s in July (the stock is now $3 a share). We have also kept a larger than average cash position. So what hurt returns? It was the Fund’s indirect exposure to the price of oil and natural gas. The Fund’s underperformance is due entirely to just five stocks (Williams Cos., Inc., Foster Wheeler, Ltd., KBR, Calpine Corp. and Dynegy). As of September 30, 2008, the Fund no longer held KBR and Dynegy. Most are successful long-term holdings that you’ll recognize as past winners. While each company’s business operated as we expected during the quarter, each was affected by the unprecedented commodity price decline. Except for Williams Cos., Inc. (which derives half its revenues from natural gas production), these firms are not classified by Standard & Poor’s as being in the energy or commodity business. Two are construction companies that build large energy infrastructure projects overseas, and two are electricity generating companies operating in the United States. We purposely favored this ‘indirect’ involvement with the energy business, because we believed it would insulate these shares from sharp declines if the price of the underlying commodities dropped. We were clearly wrong about that downside protection, but we don’t believe that we are wrong about the long term appeal of these companies.

GRISANTI BROWN VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2008

Perhaps the most graphic example of the frustration is our largest loser for the quarter, Foster Wheeler. We have written about Foster Wheeler before. It builds refineries, pipelines, and other facilities and is enjoying a multi-year boom in the construction and refurbishment of energy infrastructure around the world. Almost none of its revenues comes from projects in the United States. While the stock is still well above where we initially purchased it three years ago, it declined an incredible 46% in the third quarter. Here are the facts:

Foster Wheeler has declined to $36 a share from a high of $75 in late June on fears that falling oil prices will lead to cancellation of many of its energy construction projects. It is now selling at less than 9 times its 2009 earnings estimate of $4 a share, whereas it usually trades (along with its construction peers) at 17 times. We believe these earnings will not disappear (in fact we believe they may be even higher than anticipated). That is because, even though oil has declined in price from its highs in the spring (although it is still up from a year ago), the multi-year projects that Foster Wheeler builds remain economic if oil remains over $60 a barrel (it is now at $90 a barrel). And recall that these are multi-year, multi-billion dollar projects that will not be cancelled for a short term commodity price decline. Furthermore, Foster Wheeler’s business has been doing so well that the company has paid off virtually all of its debt and now has over $9 a share – or about a quarter of its $36 share price – in cash on its balance sheet. For that reason, it is now buying back its shares on the open market. Foster Wheeler’s customers are for the most part extremely creditworthy entities, including many sovereign nations. It makes compelling economic sense to spend, say, $4 billion to upgrade a refinery that can then produce more gasoline more quickly. The payback comes extremely quickly for the owner. Many of these resource-affected stocks were darlings of the hedge fund community and we think part of the reason for their sharp decline in the quarter was their forced sale in order to cover redemptions from these funds. We like the management; we believe the business is sustainable; we love the balance sheet; and we have bought more of this stock at these levels.

The five commodity-related stocks were each down at least 30% in the quarter. In fact, all of our other, non-energy related stocks, comprising more than two-thirds of the Fund and including the successful new investments mentioned at the beginning of the letter, were down only 3% as a group, much less than the market, which was down 8.5%, as measured by the S&P 500. While we have added to the Foster Wheeler position, we have reduced our overall exposure to this group of stocks that is affected by falling commodity prices as the global economy slows. The retained positions are at compelling valuations and looking forward, even through a global slowdown, we think current prices reflect panic and hedge fund selling. We believe we have endured the brunt of the losses and will make money from here.

With respect to the new positions in the Fund, we are optimistic given the combination of strong businesses and managements with very compelling valuations. We also like the balance that these names add to the Fund. For example, Energizer (batteries, Playtex products), Fiserv (backoffice outsourcing), and Charles Schwab (asset gatherer) all provide stability from strong cash flows. Each has a large portion of either recurring or non-discretionary revenue that provides a strong base of consistent cash flow in many different economic environments. With respect to Sherwin-Williams and Marriott, both are high quality players in cyclically weak industries (housing and lodging, respectively), which when compared with today’s dire views we believe will look quite different 12 to 24 months from now. Finally, WellPoint is among the highest quality and largest health maintenance organizations in America, and provides exposure to a demographically driven growth market that will only strengthen over the next few decades, despite a stock price that is less than half where it traded just a year ago. It is trading at less than seven times earnings and represents our only healthcare exposure. In all, we feel confident about the stocks we have added to the Fund, and expect they will be powerful drivers of future Fund growth when the market returns to a focus on fundamentals.

Finally, we would like to spend a couple of moments explaining why, with the economy clearly going into a recession, we would want to initiate positions in Target Corp. (a terrific, upscale Walmart-like retailer), and Carnival Corp., two companies that depend on the consumer for their revenues. Especially after the events of the last few weeks, the consensus opinion is that we are entering a recession, and we certainly agree, but crucially, these stocks already reflect that consensus opinion. Looking back to the economy in recession after September 11, 2001, or looking further back to the recession of 1991-2, these stocks hit bottom at the very start of the recession, as everyone flees from securities that rely on consumer spending. Three years after the start of each of those two recessions, these two stocks were both up over 100%. If you think, as we do, that the recession is starting now (or has already started), now is the time to buy these stocks. We expect to live through a year or more of poor earnings, but that does not mean the stocks will not anticipate, sooner or later, better times ahead. For the first time in at least a decade, these high growth, well managed companies are now within our valuation parameters for purchase. And Carnival has a 5.2% yield which has not been lowered in at least 20 years, even through recessions.

GRISANTI BROWN VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2008

We realize that these are difficult times for each of our clients, and assure you that we do not take the responsibility of managing your capital lightly. And while much will likely change over the coming months, it is important to emphasize what will not change. We will continue with our long-term focus to identify and invest in great companies at very attractive prices, forcing ourselves to avoid the emotional urges that come in times like these and, instead, capitalizing on the fear pervasive in the market. We will also continue to construct the Fund with a relatively small number of companies which we know and understand well. And, you can expect us to do both of these with a high level of intensity and integrity. We strongly believe that looking through the daily swings and investing for the long-term will yield superior results for you over the next three to five years. It is likely that we all will look back at this crisis as an enormous opportunity. Sometimes, though, opportunities are painful, frightening and recognized only with hindsight.

Thank you for your trust and we welcome any questions you might have.

Christopher C. Grisanti Portfolio Manager	Vance C. Brown Portfolio Manager

Jared S. Leon Portfolio Manager	Robert G. Gebhart Portfolio Manager

Grisanti Brown & Partners LLC – Adviser to the Grisanti Brown Value Fund

The views presented in the letter were those of the Fund managers as of October 3, 2008 and may not reflect their views on the date this letter is first published or at anytime thereafter. These views are intended to assist the shareholders in understanding their investment in the Fund and do not constitute investment advice. None of the information presented should be construed as an offer to sell or recommendation of any security mentioned herein.

As a non-diversified fund, the Fund may focus a larger percentage of its assets in the securities of fewer issuers. Investing in a limited number of securities exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

GRISANTI BROWN VALUE FUND

PERFORMANCE CHART AND ANALYSIS

SEPTEMBER 30, 2008

The graph and table reflect the change in value of a hypothetical $250,000 investment in the Grisanti Brown Value Fund – I Shares Class and a hypothetical $10,000 investment in the Grisanti Brown Value Fund – Investor Class, including reinvestment of dividends and distributions, compared with a broad-based securities market index, since inception. The S&P 500 Index (the “Index”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged. One cannot invest directly in an index.

Past performance is not predictive of, nor a guarantee of future results. Results of an investment made today may differ substantially from the Fund’s historical performance. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) for the I Shares Class is 1.99% and the projected operating expense ratio for the Investor Class is 1.40%. However the Fund’s adviser has agreed to voluntarily waive a portion of its fees and/or reimburse certain expenses such that the total operating expense ratio does not exceed 0.99% and 1.25% for the I Shares Class and Investor Class, respectively. Voluntary fee waivers and expense reimbursements may be reduced or eliminated at any time. During the period, certain fees were waived and /or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For most recent month end performance, please call (866)775-8439.

Total Return as of 9/30/08*	One Year		Since Inception 10/21/05
Grisanti Brown Value Fund – I Shares Class	(34.23%	)	(6.33%)
Grisanti Brown Value Fund – Investor Class	N/A		(6.44%)
S&P 500 Index (since 10/21/05)	(21.98%	)	1.60%

Investment Value on 9/30/08
Grisanti Brown Value Fund – I Shares Class	$206,228
S&P 500 Index	261,920

Investment Value on 9/30/08
Grisanti Brown Value Fund – Investor Class	$8,211
S&P 500 Index	10,477

*	The Investor Class commenced operations on December 31, 2007. The performance of the Investor Class prior to December 31, 2007 is that of the I Shares Class as adjusted for the expenses applicable to the Investor Class.

GRISANTI BROWN VALUE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2008

Shares	Security Description	Value
Common Stock – 84.5%

Capital Goods – 17.1%
32,900	Boeing Co.	$1,886,815
29,200	Foster Wheeler, Ltd. (a)	1,054,412
22,550	Honeywell International, Inc.	936,952
48,630	Ingersoll-Rand Co., Ltd., Class A	1,515,797

		5,393,976

Consumer Discretionary – 16.2%
36,100	Carnival Corp.	1,276,135
43,200	Marriott International, Inc., Class A	1,127,088
17,600	Sherwin-Williams Co.	1,006,016
35,000	Target Corp.	1,716,750

		5,125,989

Consumer Staples – 12.6%
80,825	Comcast Corp., Class A	1,586,595
13,400	Energizer Holdings, Inc. (a)	1,079,370
100,350	Time Warner, Inc.	1,315,588

		3,981,553

Energy – 3.7%
49,850	Williams Cos., Inc.	1,178,953

Financial Services – 6.3%
77,000	Charles Schwab Corp.	2,002,000

Healthcare – 3.9%
26,700	WellPoint, Inc. (a)	1,248,759

Technology – 21.3%
55,800	Cisco Systems, Inc. (a)	1,258,848
26,200	Fiserv, Inc. (a)	1,239,784
49,600	Hewlett-Packard Co.	2,293,504
72,750	Microsoft Corp.	1,941,698

		6,733,834

Shares	Security Description	Value
Utilities – 3.4%
82,700	Calpine Corp. (a)	1,075,100

Total Common Stock (Cost $29,491,158)		26,740,164

Total Investments – 84.5% (Cost $29,491,158)*		$26,740,164
Other Assets and Liabilities, Net – 15.5%		4,892,862

Total Net Assets – 100.0%		$31,633,026

(a)	Non-income producing security.
*	Cost for Federal income tax purposes is $29,614,517 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$1,245,668
Gross Unrealized Depreciation	(4,120,021)

Net Unrealized Appreciation (Depreciation)	$(2,874,353)

% of Total Net Assets

See Notes to Financial Statements.	5

GRISANTI BROWN VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2008

ASSETS
Total investments, at value (Cost $29,491,158)	$26,740,164
Cash	2,256,042
Receivables:
Portfolio securities sold	3,648,865
Dividends and interest	10,962
Prepaid expenses	25,149

Total Assets	32,681,182

LIABILITIES
Payables:
Portfolio securities purchased	812,573
Fund shares redeemed	217,974
Accrued Liabilities:
Compliance services fees	2,092
Other	15,517

Total Liabilities	1,048,156

NET ASSETS	$31,633,026

NET ASSETS REPRESENT
Paid-in capital	$44,423,037
Accumulated undistributed (distributions in excess of) net investment income	38,334
Accumulated net realized gain (loss) on investments	(10,077,351)
Net unrealized appreciation (depreciation) on investments	(2,750,994)

NET ASSETS	$31,633,026

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
I Shares Class:
Net Assets	$31,629,582
Shares outstanding	3,990,012
Net asset value per share	$7.93
Investor Class:
Net Assets	$3,444
Shares outstanding	435
Net asset value per share	$7.92

6	See Notes to Financial Statements.

GRISANTI BROWN VALUE FUND

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2008

INVESTMENT INCOME
Dividend income	$521,927
Interest income	142,706

Total Investment Income	664,633

EXPENSES
Investment adviser fees	432,661
Administrator fees	132,386
Distribution fees
Investor Class	8
Accountant fees	17,441
Transfer agency fees
I Shares Class	13,673
Investor Class	118
Professional fees	82,634
Custodian fees	10,481
Registration fees	20,970
Trustees’ fees and expenses	2,127
Reports to shareholders	17,069
Compliance services fees	32,126
Miscellaneous expenses	1,659

Total Expenses	763,353
Fees waived and reimbursed	(259,421)

Net Expenses	503,932

NET INVESTMENT INCOME (LOSS)	160,701

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on investments	(9,855,633)
Net Change in Unrealized Appreciation (Depreciation) on investments	(9,760,660)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(19,616,293)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(19,455,592)

See Notes to Financial Statements.	7

GRISANTI BROWN VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2008	Year Ended September 30, 2007
OPERATIONS:
Net investment income/(loss)	$160,701	$329,526
Net realized gain/(loss) on investments	(9,855,633)	1,611,805
Net change in unrealized appreciation/(depreciation) on investments	(9,760,660)	4,965,404

Net Increase/(Decrease) in Net Assets from Operations	(19,455,592)	6,906,735

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
I Shares Class	(399,287)	(151,820)
Net realized gains
I Shares Class	(1,639,456)	–

Net increase/(decrease) in net assets from distributions	(2,038,743)	(151,820)

CAPITAL SHARE TRANSACTIONS:
Sale of Shares
I Shares Class	2,576,386	13,589,370
Investor Class	5,010	–
Reinvestment of distributions
I Shares Class	1,991,147	141,483
Redemption of Shares
I Shares Class	(13,607,336)	(11,248,332)
Investor Class	(5)	–

Increase/(Decrease) from Capital Transactions	(9,034,798)	2,482,521

Increase/(Decrease) in Net Assets	(30,529,133)	9,237,436

NET ASSETS:
Beginning of period	62,162,159	52,924,723

End of period (a)	$31,633,026	$62,162,159

SHARES ISSUED & REDEEMED
Sale of Shares
I Shares Class	237,706	1,125,050
Investor Class	436	–
Reinvestment of distributions
I Shares Class	175,327	11,606
Redemption of Shares
I Shares Class	(1,397,020)	(900,806)
Investor Class	(1)	–

Increase (Decrease) in Shares	(983,552)	235,850

(a) Amount includes accumulated undistributed (distributions in excess of) net investment income	$38,334	$276,952

8	See Notes to Financial Statements.

GRISANTI BROWN VALUE FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding of the Fund throughout each period.

I Shares Class	Year Ended September 30, 2008	Year Ended September 30, 2007	October 21, 2005 (a) through September 30, 2006
NET ASSET VALUE, Beginning of Period	$12.50	$11.17	$10.00

OPERATIONS
Net investment income (loss) (b)	0.03	0.07	0.04
Net realized and unrealized gain (loss) on investments	(4.18)	1.29	1.14

Total from Investment Operations	(4.15)	1.36	1.18

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.08)	(0.03)	(0.01)
Net realized gain on investments	(0.34)	–	–

NET ASSET VALUE, End of Period	$7.93	$12.50	$11.17

TOTAL RETURN (c)	(34.23%)	12.20%	11.78%

RATIO/SUPPLEMENTARY DATA:
Net Assets at End of Period (000’s omitted)	$31,630	$62,162	$52,925
Ratios to average net assets (d):
Net expenses	0.99%	1.19%	1.50%
Gross expenses (e)	1.49%	1.40%	1.82%
Net investment income (loss)	0.32%	0.53%	0.35%

PORTFOLIO TURNOVER RATE (c)	69%	58%	50%

Investor Class	December 31, 2007 (a) through September 30, 2008
NET ASSET VALUE, Beginning of Period	$11.51

OPERATIONS
Net investment income (loss) (b)	0.16
Net realized and unrealized gain (loss) on investments	(3.75)

Total from Investment Operations	(3.59)

NET ASSET VALUE, End of Period	$7.92

TOTAL RETURN (c)	(31.19%)

RATIO/SUPPLEMENTARY DATA:
Net Assets at End of Period (000’s omitted)	$3
Ratios to average net assets (d):
Net expenses	1.25%
Gross expenses (e)	159.88%
Net investment income (loss)	2.12%

PORTFOLIO TURNOVER RATE (c)	69%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	9

GRISANTI BROWN VALUE FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

Note 1. Organization

The Grisanti Brown Value Fund (the “Fund”), is a non-diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. As of September 30, 2008, the Trust had twenty-seven investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund currently offers two classes of shares: I Shares Class and Investor Class. The I Shares Class and the Investor Class commenced operations on October 21, 2005 and December 31, 2007, respectively. The Fund seeks capital appreciation, primarily through the purchase of U.S. equity securities, with an emphasis on absolute (positive) returns.

On November 15, 2007, the Forum Funds board of trustees approved management’s request to change the name of the SteepleView Fund to Grisanti Brown Value Fund effective December 31, 2007. In conjunction with this name change the ticker for the I Shares Class was changed to GBVFX. Additionally, on December 31, 2007 the Fund opened the new Investor Class, which has a ticker of GBVVX.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.

Securities Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

The Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an interpretation of FAS 109 (“FIN 48”) on October 1, 2007. FIN 48 prescribes a minimum threshold for financial

GRISANTI BROWN VALUE FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management concluded that as of September 30, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s Federal tax returns filed in the three-year period ended September 30, 2008 remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

The Fund’s class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

New Accounting Pronouncements – In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“SFAS 157”), which is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. The Officers of the Trust believe there will be no material impact on the Fund’s financial statements other than enhanced disclosures.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), was issued and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

Note 3. Advisory Fees and Other Transactions

Investment Adviser – Grisanti, Brown & Partners, LLC (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.85% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates. The Fund has adopted a distribution plan for the Investor Class of the Fund in accordance with Rule 12b-1 of the 1940 Act. The Fund pays the Distributor and any other entity as authorized by the Board a fee of 0.25% of the average daily net assets of the Investor Class. The Fund’s I Shares Class has temporarily suspended the making of any payments under the Rule 12b-1 Plan. The Fund’s I Shares Class may remove the suspension and make payments under the Rule 12b-1 plan at any time, subject to Board approval.

Other Service Providers – As of June 2, 2008, as to fund accounting and fund administration, and on June 16, 2008, as to transfer agency, Atlantic provides those services to the Fund. Pursuant to an Atlantic services agreement, the Fund pays Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum of $135,000. The fee is accrued daily by the Fund and is paid monthly based on the average net assets for the previous month. The Fund’s transfer agent and fund accountant also receive certain shareholder account fees, surcharges and out-of-pocket expenses.

Atlantic provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

For the period October 1, 2007 through June 1, 2008, as to fund accounting and fund administration and through June 15, 2008, as to transfer agency, Citigroup Fund Services, LLC provided these services to the Fund.

For the period October 1, 2007 through June 1, 2008, Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provided a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. FCS had no role in determining the

GRISANTI BROWN VALUE FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

investment policies of, or the securities to be purchased or sold by the Trust or the Fund. Certain officers or employees of FCS were also officers of the Trust. The Principal Executive Officer was an affiliate of the Distributor due to his ownership in the Distributor.

Note 4. Expense Reimbursements and Waiver of Fees

The Adviser has agreed to voluntarily waive its fees and/or reimburse Fund expenses to the extent that total annual fund operating expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) exceed 0.99% of the Fund’s I Shares Class’ average daily net assets and 1.25% of the Fund’s Investor Class’ average daily assets. Voluntary fee waivers and expense reimbursements may be reduced or eliminated at any time. For the year ended September 30, 2008, fees waived and reimbursed were as follows:

Investment Adviser Waived	Investment Adviser Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
$254,056	$5,119	$246	$259,421

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the year ended September 30, 2008, were $31,595,354 and $43,557,490, respectively.

Note 6. Federal Income Tax and Investment Transactions

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

	2008	2007
Ordinary Income	$399,319	$151,820
Long-Term Capital Gain	1,639,424	–

As of September 30, 2008, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$38,334
Capital and Other Losses	(9,953,992)
Unrealized Appreciation (Depreciation)	(2,874,353)

Total	$(12,790,011)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and post-October loss deferrals.

For tax purposes, the current year post-October loss was $9,953,992. This loss will be recognized for tax purposes on the first business day of the Fund’s next year.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended September 30, 2008. The following reclassification was the reclassification of certain dividends from capital to net investment income and has no impact on the net assets of the Fund.

Accumulated Net Investment Income (Loss)	$(32)
Undistributed Net Realized Gain (Loss)	32

Note 7. Other Information

On September 30, 2008, one shareholder held 26% of the Fund’s outstanding I Shares Class. On the aforementioned date, two shareholders held 100% of the Fund’s outstanding Investor Class.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds and Shareholders of Grisanti Brown Value Fund:

We have audited the accompanying statement of assets and liabilities of Grisanti Brown Value Fund (formerly SteepleView Fund) (the “Fund”), a series of Forum Funds (the “Trust”), including the schedule of investments, as of September 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from October 21, 2005 (commencement of operations) to September 30, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Grisanti Brown Value Fund as of September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from October 21, 2005 (commencement of operations) to September 30, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 18, 2008

GRISANTI BROWN VALUE FUND

ADDITIONAL INFORMATION (Unaudited)

SEPTEMBER 30, 2008

Investment Advisory Agreement Approval

At the August 27, 2008 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund (the “Advisory Agreement”). In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and Atlantic, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of the Services

The Board received a presentation from representatives of the Adviser and discussed the Fund’s personnel, operations and financial condition. Specifically, the Board considered the adequacy of the Adviser’s resources and quality of services provided by the Adviser under the Advisory Agreement. The Board reviewed the Adviser’s financial statements, noting the Adviser’s representation that the firm was financially stable. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and profitability with respect to the Fund. The Board also considered the Adviser’s financial information. The Board concluded that the level of the Adviser’s profits attributable to management of the Fund was not excessive in light of the services provided by the Adviser on behalf of the Fund and that the Adviser was sufficiently financially stable to provide services to the Fund.

Compensation

The Board considered the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on fees and total expenses of similar mutual funds. The Board noted that the Adviser’s actual advisory fee rate was lower than the median advisory fee for its Lipper Inc. peer group. The Board also noted that its actual total expense ratio was higher than the median expense ratio for its Lipper Inc. peer group. The Adviser noted that since March 2007 it has voluntarily lowered its management fee and has been absorbing certain fees and expenses. In light of these factors, the Board concluded that the advisory fee charged to the Fund was reasonable.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board considered the Fund’s performance. The Board noted the Fund’s performance and noted that the Fund had underperformed the S&P 500 benchmark for the six month and one-year periods ended June 30, 2008. After discussion of the Fund’s performance relative to its peers and benchmark, the Board concluded that the Fund’s performance was acceptable.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that the Fund is not likely in the near future to experience economies of scale. The Board considered the size of the Fund and concluded that it would not be currently necessary to consider the implementation of fee breakpoints until the time that assets under management are considerably larger.

Other Benefits

The Board noted the Adviser’s representation that except for management fees received from the Fund, the Adviser has not realized any other benefits from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

GRISANTI BROWN VALUE FUND

ADDITIONAL INFORMATION (Unaudited)

SEPTEMBER 30, 2008

Conclusion

Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. The Board also discussed the proposed approval of the continuance of the Advisory Agreement. Based upon its review, the Board (including a majority of the Independent Trustees) concluded that the overall arrangement between the Fund and the Adviser, as provided in the Advisory Agreement, is fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (866) 775-8439 and on the SEC’s website at www.sec.gov. The Fund’s proxy voting records for the most recent twelve-month period ended June 30, is available, without charge and upon request, by calling (866) 775-8439 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request, on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

Shareholder Expenses Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from April 1, 2008 through September 30, 2008.

Actual Expenses – The first line under each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

GRISANTI BROWN VALUE FUND

ADDITIONAL INFORMATION (Unaudited)

SEPTEMBER 30, 2008

Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During Period*	Annualized Expense Ratio
I Shares Class
Actual	$1,000.00	$787.49	$4.42	0.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.00	0.99%

Investor Class
Actual	$1,000.00	$787.28	$5.59	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.31	1.25%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 366 to reflect the half-year period.

Federal Tax Status of Dividends Declared During the Tax Year

Income Dividends – For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 100.00% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 100.00% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund also designates 15.69% as qualified interest income exempt from US tax for foreign shareholders (QII).

Capital Gain Dividends – The Fund paid long-term capital gain dividends of $1,639,424 for the tax year ended September 30, 2008.

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The Trustees listed below also serve in the capacities noted below for Monarch Funds. Mr. Keffer is considered an Interested Trustee of the Trust due to his affiliation with Atlantic. Mr. Keffer is also an Interested Trustee/Director of Wintergreen Fund, Inc. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine, 04101, unless otherwise indicated. Each Trustee oversees twenty-seven portfolios in the Trust. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (866) 775-8439.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years

Independent Trustees

J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Compliance Committee, Nominating Committee and Qualified Legal Compliance Committee	Trustee since 1989 (Chairman since 2004)	Retired; Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002-2003; Partner, Thelen Reid & Priest LLP (law firm) 1995-2002.

GRISANTI BROWN VALUE FUND

ADDITIONAL INFORMATION (Unaudited)

SEPTEMBER 30, 2008

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years

Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University (effective 2006); Professor of Economics, University of California-Los Angeles 1992-2006.

James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium sized businesses in New England) since 1991.

Interested Trustee

John Y. Keffer[1] Born: 1942	Trustee; Chairman, Contracts Committee	Since 1989	Chairman, Atlantic Fund Administration, LLC since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company) since 1997; President, Citigroup Fund Services, LLC (Citigroup) 2003-2005; President, Forum Financial Group, LLC (“Forum”) (a fund services company acquired by Citibank, N.A.) 1986-2003.

Officers

Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since June 2008	President, Atlantic Fund Administration, LLC since 2008; Director, Consulting Services, Foreside Fund Services, January 2007-September 2007; Elder Care June 2005-December 2006; Director, Fund Accounting, Citigroup December 2003-May 2005; Director/Senior Manager/Manager, Accounting, Forum Financial Group April 1992-November 2003; Auditor, Ernst & Young May 1988-March 1992.

Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup December 2003-July 2008; Senior Manager, Support and Fund Accounting, Forum Financial Group, August 1994-December 2003.

Gale Bertrand Born: 1964	Vice President	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Department Manager/Senior Vice President, Enterprise Support Services, Citigroup December 2003-July 2008; Director, Support, Senior Manager Fund Accounting, Forum Financial Group, March 1990-December 2003.

Lina Bhatnagar Born: 1971	Secretary	Since June 2008	Senior Administration Specialist, Atlantic Fund Administration, LLC since May 2008; Regulatory Administration Specialist, Citigroup, June 2006-May 2008; Money Market/Short term Trader, Wellington Management, 1996-2002.

[1]

Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC, a state chartered, non-depository bank; and vice chairman and trustee of the Trust. Atlantic Fund Administration, LLC, is a subsidiary of Forum Trust, LLC.

INVESTMENT ADVISER

Grisanti Brown & Partners LLC

45 Rockefeller Plaza, Suite 1709

New York, NY 10111

TRANSFER AGENT

Atlantic Fund Administration, LLC

P.O. Box 588

Portland, ME 04112

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

www.foresides.com

This report is submitted for the general information of the Shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

www.gbpfunds.com

214-ANR-0908

ITEM 2. CODE OF ETHICS.

(a)	As of the end of the period covered by this report, Forum Funds (the “Registrant”) has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer.

(b)	There have been no amendments to the Registrant’s code of ethics that apply to its Principal Executive Officer and Principal Financial Officer.

(c)	Not applicable.

(d)	There have been no waivers to the Registrant’s code of ethics that apply to its Principal Executive Officer and Principal Financial Officer.

(e)	Not applicable.

(f)(1) A copy of the Code of Ethics is attached hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that no member of the Audit Committee is an “audit committee financial expert” as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $19,000 in 2007 and $20,365 in 2008.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2007 and $0 in 2008.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $3,850 in 2007 and $4,300 in 2008. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $1,000 in 2007 and $1,000 in 2008. These services consisted of an additional consent letter for each year.

(e) (1) The Audit Committee reviews and approves in advance all audit and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a “Series”). In addition, the Audit Committee reviews and approves in advance all “permissible non-audit services” to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant (“Affiliate”), by the Series’ principal accountant if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series’ investment adviser or an Affiliate to the Series’ principal accountant for audit and permissible non-audit services are consistent with the principal accountant’s independence.

(e) (2) 0%

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $3,850 in 2007 and $4,300 in 2008. There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant’s investment adviser or any Affiliate.

(h) If the Registrant’s principal accountant provided non-audit services to the Registrant’s adviser or any Affiliate, and the services were not pre-approved as described in paragraph (e)(1) of this Item, the Audit Committee would consider whether the provision of such services was compatible with maintaining the independence of the Registrant’s principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Forum Funds

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer
Date	11/21/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	11/21/08

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	11/21/08